UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 6, 2013

Date of report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on February 6, 2013, Renasant Corporation, a Mississippi corporation (“Renasant”), Renasant Bank, a Mississippi banking corporation, First M&F Corporation, a Mississippi corporation (“M&F”), and Merchants and Farmers Bank, a Mississippi banking corporation (“M&F Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

The Merger Agreement

On the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the Boards of Directors of both Renasant and M&F, M&F will merge with and into Renasant (the “Merger”), with Renasant continuing as the surviving corporation. Immediately following the Merger, M&F Bank will be merged with and into Renasant Bank, with Renasant Bank continuing as the surviving banking corporation. At the effective time of the Merger, each outstanding share of M&F’s common stock, par value $5.00 per share (other than any shares of M&F common stock owned by M&F, Renasant, or any of their respective subsidiaries), will be converted into the right to receive 0.6425 shares (the “Exchange Ratio”) of Renasant common stock, par value $5.00 per share.

In addition, in connection with the consummation of the Merger, each outstanding share of M&F’s Fixed Rate Cumulative Perpetual Preferred Stock, Class B Non-Voting, Series CD, stated liquidation amount $1,000 per share, issued to the U.S. Department of the Treasury under its Community Development Capital Initiative (the “CDCI Preferred Stock”), as well as the related warrants held by the U.S. Department of the Treasury, will be either redeemed by M&F or purchased by Renasant (and, in the event this does not occur, then each share of CDCI Preferred Stock issued and outstanding prior to the effective time of the Merger will be converted into the right to receive one share of preferred stock, par value $0.01 per share, of Renasant to be designated, prior to the closing date of the Merger, as Fixed Rate Cumulative Perpetual Preferred Stock, Class B Non-Voting, Series CD, stated liquidation amount $1,000 per share, and the related warrant will be converted into a warrant to purchase Renasant common stock). The Merger is intended to qualify as a tax-free reorganization within the meaning of the Internal Revenue Code of 1986, as amended.

Outstanding options to purchase M&F common stock granted under M&F’s equity incentive plans will be automatically converted into options to purchase Renasant common stock, except that (i) the per share exercise price of such options will be adjusted by dividing the exercise price by the Exchange Ratio (rounded to the nearest cent) and (ii) the number of shares subject to such options will be adjusted by multiplying such number of shares by the Exchange Ratio (rounded down to the nearest whole share). Shares of M&F common stock with respect to restricted stock awards made under M&F equity incentive plans outstanding on the effective time of the Merger will be converted into awards with respect to shares of Renasant common stock, adjusted to reflect the Exchange Ratio.

Upon completion of the Merger, the parties will take all appropriate actions so that, subject to and in accordance with Renasant’s and Renasant Bank’s organizational documents, (a) the number of directors constituting Renasant’s and Renasant Bank’s board of directors will be increased by two to 18 members each and (b) two individuals who are currently directors of M&F and M&F Bank, respectively, selected by Renasant (after considering the recommendations of M&F) will be appointed to Renasant’s and Renasant Bank’s respective boards of directors.

In the Merger Agreement, Renasant and M&F each have made customary representations, warranties and covenants including, among others, representations regarding organization, power and authority, capitalization, financial statements, undisclosed liabilities, employee benefit matters, tax, intellectual property and environmental matters. The parties also have made customary covenants, including, among other things, (a) to conduct their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (b) not to engage in certain kinds of transactions during such interim period, and (c) to prepare and file with the Securities and Exchange Commission (the “SEC”), as promptly as reasonably practicable, the registration statement on Form S-4, which will include a joint proxy statement/prospectus. M&F has agreed not to solicit proposals relating to alternative business combination transactions, and, subject to certain exceptions, not to enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions. Subject to applicable fiduciary duties, each of Renasant and M&F has agreed to convene a special meeting of shareholders to consider the approval of the Merger and the adoption of the Merger Agreement, and their respective boards of directors have agreed to recommend that Renasant or First M&F shareholders, as applicable, adopt and approve the Merger Agreement and the Merger.

Consummation of the Merger is subject to the approval of the Merger Agreement by the shareholders of each of Renasant and M&F, as well as other customary conditions, such as (a) receipt of all regulatory approvals from, among others, various banking regulators (including the United States Department of the Treasury with respect to the redemption or purchase, as applicable, of the CDCI Preferred Stock and the related warrants), (b) effectiveness of the registration statement for the Renasant common stock to be issued in the Merger and (c) the absence of any law or order prohibiting the consummation of the Merger. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including (a) the accuracy of the representations and warranties of the other party, (b) compliance by the other party with its covenants in all material respects, (c) the delivery of an opinion from counsel to Renasant relating to the U.S. federal income tax treatment of the Merger, and (d) the approval for listing on the NASDAQ Global Select Market, subject to notice of issuance, of the Renasant common stock to be issued to holders of M&F common stock in the Merger. Subject to the receipt of all required approvals and the satisfaction of all other conditions, the Merger is expected to be completed in the third quarter of 2013.

The Merger Agreement also provides for termination rights of both Renasant and M&F, under specified circumstances. Further, upon termination of the Merger Agreement under particular circumstances set forth in the Merger Agreement, M&F is required to pay Renasant a termination fee in the amount of $5,800,000.

This summary and the copy of the Merger Agreement attached hereto as Exhibit 2.1 are included solely to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. The foregoing discussion is qualified in its entirety by reference to the Merger Agreement. The Merger Agreement contains representations and warranties by Renasant and M&F, which were made only for purposes of the Merger Agreement and as of specific dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and in reviewing the representations, warranties and covenants contained in the Merger Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or condition of Renasant, M&F or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Renasant’s and M&F’s public disclosures. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that Renasant and M&F publicly file with the SEC.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Additional Information About the Renasant/M&F Transaction

Renasant and M&F will be filing a joint proxy statement/prospectus, and other relevant documents concerning the merger with the SEC. This report, including the exhibit hereto, does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, M&F AND THE PROPOSED MERGER. When available, the joint proxy statement/prospectus will be mailed to shareholders of both Renasant and M&F. Investors will also be able to obtain copies of the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from Mitchell Waycaster, Director of Investor Relations, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1215. Documents filed with the SEC by M&F will be available free of charge from M&F by contacting John G. Copeland, Chief Financial Officer, First M&F Corporation, 134 West Washington Street, Kosciusko, Mississippi 39090, telephone: (662) 289-8594.

Renasant, M&F and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Renasant and M&F in connection with the proposed merger. Information about the directors and executive officers of Renasant is included in the proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 8, 2012. Information about the directors and executive officers of M&F is included in the proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 14, 2012. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This report, including the exhibit hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations. This report, including the exhibit hereto, contains forward looking statements within the meaning of the Private Securities Litigation Reform Act, and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results. These forward looking statements are subject to a number of factors and uncertainties which could cause Renasant’s, M&F’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward looking statements. Forward looking statements speak only as of the date they are made and neither Renasant nor M&F assumes any duty to update forward looking statements. In addition to factors previously disclosed in Renasant’s and M&F’s reports filed with the SEC and those identified elsewhere herein, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and M&F and between Renasant Bank and Merchants and Farmers Bank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Renasant and M&F’s plans, objectives, expectations and intentions and other statements contained herein that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant’s and M&F’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward-looking statements.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant and M&F may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) Renasant’s or M&F’s shareholders may fail to approve the transaction; (7) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (8) reputational risks and the reaction of the companies’ customers to the transaction; (9) diversion of management time on merger related issues; (10) changes in asset quality and credit risk; (11) inflation; (12) customer acceptance of the combined company’s products and services; (13) customer borrowing, repayment, investment and deposit practices; (14) the introduction, withdrawal, success and timing of business initiatives; (15) the impact, extent, and timing of technological changes; (16) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (17) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (18) the interest rate environment may compress margins and adversely affect net interest income; and (19) competition from other financial services companies in the company’s markets could adversely affect operations. Additional factors that could cause Renasant’s, M&F’s or the combined company’s results to differ materially from those described in the forward-looking statements can be found in Renasant’s and M&F’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Renasant, M&F or the proposed merger or other matters and attributable to Renasant, M&F or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Renasant and M&F do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger by and among Renasant Corporation, Renasant Bank, First M&F Corporation and Merchants and Farmers Bank dated as of February 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

Date: February 8, 2013	By:	/s/ E. Robinson McGraw

E. Robinson McGraw
Chairman, President and Chief
Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger by and among Renasant Corporation, Renasant Bank, First M&F Corporation and Merchants and Farmers Bank dated as of February 6, 2013.